UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 15, 2011

Aradigm Corporation
(Exact name of registrant as specified in its charter)

California	000-28402	94-3133088
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3929 Point Eden Way, Hayward, California	94545
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 265-9000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 15, 2011, Aradigm Corporation (the "Company"):

●	amended and restated its Executive Officer Severance Benefit Plan ("Executive Severance Plan");

●	amended and restated the Change of Control Agreements the Company has with members of its senior management; and

●	amended and restated its form of Indemnification Agreements the Company has with members of its Board of Directors and senior management.

The Company entered into the amendments of the Executive Severance Plan and the Change of Control Agreements for members of the senior management for the purpose of clarifying the calculation of bonus payments payable under the Executive Severance Plan and Change of Control Agreements. In 2010, the Board approved the conversion of the Executive Bonus Plan from a one-year to a multi-year performance evaluation period in order to incentivize senior management to focus on the achievement of longer term goals that could be significant value creation events for the Company’s shareholders. This conversion rendered the bonus payment calculation under the existing Executive Severance Plan and the Change of Control Agreements obsolete, as the calculation was dependent upon a measure of attainment under the prior one-year evaluation periods. The amendments are not intended to increase the compensation payable by the Company to members of the Company’s senior management under the Executive Severance Plan or the Change of Control Agreements.

In conjunction with the election of a new director to the Board of Directors (Tamar Howson) and the annual renewal of the Company’s Directors and Officers Liability Insurance Policy, and as a matter of good corporate governance, the Board of Directors reviewed the Indemnification Agreements currently in place for directors and senior management. Because of recent developments in the interpretation of companies’ indemnification obligations, the Company’s Board of Directors has determined that it was necessary to amend the form indemnification agreement that the Company has used to enter into indemnification agreements with all of the Company’s directors and senior management.

The Indemnification Agreement provides for indemnification to the fullest extent permitted by applicable California law. It requires the Company, subject to conditions and limitations, to indemnify the indemnitee against all expenses and losses incurred by the indemnitee in connection with proceedings in which the indemnitee is involved because of his or her corporate status.  The Indemnification Agreement also provides for the advancement of expenses incurred by the indemnitee in connection with any proceeding, subject to conditions and limitations, including an undertaking by the indemnitee contained in the Indemnification Agreement to repay expense advances if it is ultimately determined that the indemnitee is not entitled to be indemnified.  Where the Company and the indemnitee are jointly liable in respect of a proceeding and indemnification is not available under the Indemnification Agreement but not prohibited, the Company is required to contribute to the amount of expenses and/or losses incurred by the indemnitee in proportion to the relative benefits received, subject to further adjustments based on relative fault and other equitable considerations to the extent necessary to conform to applicable law.  The Indemnification Agreement contains presumptions that are favorable to the indemnitee, including that the indemnitee is entitled to indemnification and that the indemnitee has at all times acted in good faith and in a manner the indemnitee reasonably believed to be in or not opposed to the best interests of the Company.  The Indemnification Agreement also requires the Company to maintain directors’ and officers’ liability insurance, subject to exceptions.

1

The Indemnification Agreement contains exclusions from the Company’s obligation to indemnify, and advance expenses to, the indemnitee.  The Company is not obligated to indemnify, or advance expenses to, the indemnitee in connection with any proceeding brought voluntarily by the indemnitee against the Company or its directors, officers, employees or other indemnitees, unless (i) the Board of Directors authorized the proceeding or (ii) the proceeding was commenced following a Change in Control.  The exclusion of voluntary proceedings from indemnification does not apply when such proceedings are brought by indemnitee to enforce his or her rights under the Indemnification Agreement.  The Company is not obligated to indemnify, or advance expenses to, the indemnitee in connection with any proceeding with respect to which final judgment has been rendered against the indemnitee for (i) any acts or omissions or transactions from which the indemnitee may not be relieved of liability pursuant to California law, including but not limited to intentional misconduct or failure to act in good faith and in a manner which the indemnitee reasonably believed to be in the best interests of the Company, (ii) payment or an accounting of short-swing profits within the meaning of Section 16(b) of the Securities Exchange Act of 1934 or (iii) any recoupment from the indemnitee of any bonus, other incentive- or equity-based compensation or profits pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) or any Company clawback policy, or from the purchase or sale by the indemnitee of securities in violation of Section 306 of the Sarbanes-Oxley Act.

The Board believes the revised indemnification agreements serve the best interests of the Company and its shareholders by strengthening the Company’s ability to attract and retain the services of experienced and knowledgeable persons as directors and officers who, through their efforts and expertise, can make a significant contribution to the Company’s success. The indemnification agreements are intended to complement the indemnity protection available under applicable law, the Company’s bylaws and any insurance policies the Company maintains.

The foregoing description of the amendments does not purport to be complete and is qualified in its entirety by reference to the full texts of the amendments, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, and 10.4, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit	Description
10.1	Amended and Restated Executive Officer Severance Benefit Plan.

10.2	Amended and Restated Change of Control Agreement, dated as of April 15, 2011, by and between the Company and Igor Gonda.

10.3	Amended and Restated Change of Control Agreement, dated as of April 15, 2011, by and between the Company and Nancy Pecota.

10.4	Form of Indemnification Agreement between the Company and each of its directors and senior officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARADIGM CORPORATION

Dated: April 18, 2011	By:	/s/ Nancy Pecota
Name: Nancy Pecota
Title: Vice President, Finance and Chief
Financial Officer

EXHIBIT INDEX

Exhibit	Description
10.1	Amended and Restated Executive Officer Severance Benefit Plan.
10.2	Amended and Restated Change of Control Agreement, dated as of April 15, 2011, by and between the Company and Igor Gonda.
10.3	Amended and Restated Change of Control Agreement, dated as of April 15, 2011, by and between the Company and Nancy Pecota.
10.4	Form of Indemnification Agreement between the Company and each of its directors and senior officers.